EXHIBIT 10.3

ACKNOWLEDGMENT OF DEBT

SATISFACTION AND FULL RELEASE

THIS ACKNOWLEDGEMENT OF DEBT SATISFACTION AND FULL RELEASE (this “Release”) is made by and between Harbour Capital Management Group (the “Lender”), and flooidCX Corp., a Nevada corporation formerly known as Gripevine Inc. (the “Company”), on this 4th day of November, 2019.

WHEREAS, Lender made advanced funds to the Company from time to time; and

WHEREAS, Lender has verbally agreed to accept 1,500,000 shares of the Company’s common stock (the “Shares”) as payment in full of $75,000 owed to Lender (the “Loan”); and

WHEREAS, the Loan is not evidenced by a promissory note;

NOW, THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, the parties mutually agree as follows:

1. Acknowledgment of Satisfaction; Release. Lender acknowledges and agrees that the Shares will be issued to Lender in full and complete satisfaction of any and all obligations of the Company arising in connection with the Loan. Lender hereby fully releases, remises and forever discharges the Company from any and all claims, demands, actions, and obligations which Lender now has, has ever had or may hereafter have against the Company on account of, arising out of or relating in any way to any matter, cause or event relating to the Loan.

2. Restricted Securities. Lender understands that the Shares are “restricted securities” under the federal securities laws inasmuch as they will be acquired in a transaction not involving a public offering, and that under such laws and applicable regulations, such securities may be resold without registration under the federal securities laws only in certain limited circumstances. Lender acknowledges that the Shares have not been registered under the Securities Act of 1933, as amended (the “Act”) or under any state securities laws, based in part upon Lender’s representations in this Agreement. The certificates for the Shares shall bear a legend restricting transfer under the federal securities laws, which shall be substantially as follows:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE (THE “SECURITIES”) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TOWARD RESALE AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL WHICH IS SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT SUCH REGISTRATIONS ARE NOT REQUIRED.

3. Accredited Investor. Lender represents, warrants and covenants to the Company that Lender is an “accredited investor,” as defined under Rule 501 of the Act, and that Lender is acquiring the Shares for Lender’s own account, not on behalf of others, and not with a view towards resale or distribution. Lender will not sell or otherwise distribute the Shares issuable hereunder without registration or an exemption from registration under the Act and the applicable securities laws of any state, as evidenced by an opinion of counsel to such effect. Lender is a sophisticated investor with knowledge and experience in financial and business matters that render it capable of evaluating and understanding this investment and its risks and, in making this investment, Lender has relied on its own independent investigation of the Company and has not relied on any offering materials or oral representations whatsoever.

4. No Hypothecation; Indemnification. Lender represents, warrants and covenants to the Company that it has not sold, assigned, pledged, hypothecated, donated or otherwise transferred the Loan or any interest therein to any third party.

5. Entire Release. This Release sets forth the entire understanding of the parties with regard to the matters contemplated hereunder and supersedes all prior agreements, covenants, arrangements, communications, representations or warranties, whether oral or written, made by the parties or any officer, employee or representative of the parties.

6. Amendment. This Release may be amended only by a written instrument signed by the parties or their respective successors or assigns.

7. Governing Law. This Release and all amendments hereof and waivers and consents hereunder shall be governed by the internal laws of the State of Nevada, without regard to the conflicts of law principles thereof.

8. Counterparts. This Release may be executed in counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party and delivered to the other party.

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This Acknowledgment of Debt Satisfaction and Full Release is dated and effective as of the date first written above.

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